Basis of presentation (Policies)	12 Months Ended
Dec. 31, 2011
Basis of presentation and Significant Accounting Policies [Abstract]
Foreign currency

Foreign currency

The consolidated financial statements are stated in U.S. Dollars and the functional currency of the Partnership and its subsidiaries is the U.S. Dollar. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income.

Operating revenues and expenses

Operating revenues and expenses

The lease element of time-charters and bareboat charters accounted for as operating leases are recognized by the Partnership daily over the term of the charter as the applicable vessel operates under the charter. The lease element of the Partnership’s time-charters that are accounted for as direct financing leases are reflected on the balance sheets as net investments in direct financing leases. The lease revenue is recognized over the lease term using the effective interest rate method and is included in voyage revenues. The Partnership recognizes revenues from the non-lease element of time-charter contracts daily as services are performed. The Partnership does not recognize revenues during days that the vessel is off-hire.

Voyage expenses are all expenses unique to a particular voyage, including bunker fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. Vessel operating expenses include crewing, repairs and maintenance, insurance, stores, lube oils and communication expenses. Voyage expenses and vessel operating expenses are recognized when incurred.

Cash and cash equivalents	Cash and cash equivalents The Partnership classifies all highly-liquid investments with a maturity date of three months or less when purchased as cash and cash equivalents.
Accounts receivable and allowance for doubtful accounts

Accounts receivable and allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Partnership’s best estimate of the amount of probable credit losses in existing accounts receivable. The Partnership determines the allowance based on historical write-off experience and customer economic data. The Partnership reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Partnership believes that the receivable will not be recovered.

Loan receivables

Loan receivables

The Partnership’s loan receivables are recorded at cost. The premium paid over the outstanding principal amount, if any, is amortized to interest income over the term of the loan using the effective interest rate method. The Partnership analyzes its loans for impairment during each reporting period. A loan is impaired when, based on current information and events, it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Partnership considers in determining that a loan is impaired include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor, and any information provided by the debtor regarding their ability to repay the loan. When a loan is impaired, the Partnership measures the amount of the impairment based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting impairment in earnings.

The following table contains a summary of the Partnership’s loan receivables and other financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

Class of Financing Receivable	Credit Quality Indicator	Grade	December 31, 2011 $	December 31, 2010 $
Direct financing leases	Payment activity	Performing	409,541	415,695
Other receivables
Long-term receivable included in other assets	Payment activity	Performing	786	410
Advances to joint venture included in investment in and advances to joint ventures	Payment activity	Performing	830	—
Advances to joint venture partner (Note 8)	Other internal metrics	Performing	10,200	10,200

			421,357	426,305

Vessels and equipment

Vessels and equipment

All pre-delivery costs incurred during the construction of newbuildings, including interest and supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Partnership to the standards required to properly service the Partnership’s customers are capitalized.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for conventional tankers, 30 years for liquefied petroleum gas (or LPG) carriers and 35 years for liquefied natural gas (or LNG) carriers, from the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Partnership from operating the vessels for 25 years, 30 years, or 35 years, respectively. Depreciation of vessels and equipment (including depreciation attributable to the Dropdown Predecessor) for the years ended December 31, 2011, 2010 and 2009 aggregated $73.2 million, $72.8 million and $69.0 million, respectively. Depreciation and amortization includes depreciation on all owned vessels and amortization of vessels accounted for as capital leases.

Vessel capital modifications include the addition of new equipment or can encompass various modifications to the vessel which are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is amortized over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2011, 2010 and 2009 aggregated $3.1 million, $4.2 million and $10.8 million, respectively.

Gains on vessels sold and leased back under capital leases are deferred and amortized over the remaining estimated useful life of the vessel. Losses on vessels sold and leased back under capital leases are recognized immediately to the extent that the fair value of the vessel at the time of sale-leaseback is less than its book value.

Generally, the Partnership dry docks each of its vessels every five years. In addition, a shipping society classification intermediate survey is performed on the Partnership’s LNG and LPG carriers between the second and third year of the five-year dry-docking period. The Partnership capitalizes certain costs incurred during dry docking and for the survey and amortizes those costs on a straight-line basis from the completion of a dry docking or intermediate survey over the estimated useful life of the dry dock. The Partnership includes in capitalized dry docking those costs incurred as part of the dry docking to meet regulatory requirements, or expenditures that either add economic life to the vessel, increase the vessel’s earning capacity or improve the vessel’s operating efficiency. The Partnership expenses costs related to routine repairs and maintenance performed during dry docking that do not improve operating efficiency or extend the useful lives of the assets.

Dry-docking activity for the three years ended December 31, 2011, 2010 and 2009 is summarized as follows:

	Year Ended December 31,
	2011 $	2010 $	2009 $

Balance at January 1,	24,393	20,477	15,257
Cost incurred for dry docking	19,638	12,727	9,729
Sale of vessel	—	(1,477)	—
Dry-dock amortization	(9,582)	(7,334)	(4,509)

Balance at December 31,	34,449	24,393	20,477

Vessels and equipment that are “held and used” are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. Estimated fair value is determined based on discounted cash flows or appraised values.

Investment in joint ventures

Investments in joint ventures

The Partnership’s investments in joint ventures are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Partnership’s proportionate share of earnings or losses and distributions. The Partnership evaluates its investment in joint ventures for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other-than-temporary decline in value below its carrying value. If the estimated fair value is less than the carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Partnership’s statement of income.

Debt issuance costs

Debt issuance costs

Debt issuance costs, including fees, commissions and legal expenses, are presented as other assets and are deferred and amortized on an effective interest rate method over the term of the relevant loan. Amortization of debt issuance costs is included in interest expense.

Goodwill and intangible assets

Goodwill and intangible assets

Goodwill is not amortized, but reviewed for impairment annually or more frequently if impairment indicators arise. A fair value approach is used to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Partnership uses a discounted cash flow model to determine the fair value of reporting units, unless there is a readily determinable fair market value.

The Partnership’s finite life intangible assets consist of acquired time-charter contracts and are amortized on a straight-line basis over the remaining term of the time-charters. Finite life intangible assets are assessed for impairment when events or circumstances indicate that the carrying value may not be recoverable.

Derivative instruments

Derivative instruments

All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheets regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and also qualifies for hedge accounting. The Partnership currently does not apply hedge accounting to its derivative instruments.

As we do not apply hedge accounting, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Partnership’s non-designated interest rate swaps and the Partnership’s agreement with Teekay Corporation for the Suezmax tanker the Toledo Spirit are recorded in realized and unrealized loss on derivative instruments in the Partnership’s consolidated statements of income (see Note 12g).

Income taxes

Income taxes

The Partnership accounts for income taxes using the liability method. All but two of the Partnership’s Spanish-flagged vessels are subject to the Spanish Tonnage Tax Regime (or TTR). Under this regime, the applicable tax is based on the weight (measured as net tonnage) of the vessel and the number of days during the taxable period that the vessel is at the Partnership’s disposal, excluding time required for repairs. The income the Partnership receives with respect to the remaining two Spanish-flagged vessels is taxed in Spain at a rate of 30%. However, these two vessels are registered in the Canary Islands Special Ship Registry. Consequently, the Partnership is allowed a credit, equal to 90% of the tax payable on income from the commercial operation of these vessels, against the tax otherwise payable. This effectively results in an income tax rate of approximately 3% on income from the operation of these two Spanish-flagged vessels.

The Partnership recognizes the benefits of uncertain tax positions when it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position meets the more-likely-than-not recognition threshold, it is measured to determine the amount of benefit to recognize in the financial statements.

Guarantees

Guarantees

Guarantees issued by the Partnership, excluding those that are guaranteeing its own performance, are recognized at fair value at the time the guarantees are issued and are presented in the Partnership’s consolidated balance sheets as other long-term liabilities. The liability recognized on issuance is amortized to other (expense) income on the Partnership’s consolidated statements of income as the Partnership’s risk from the guarantees declines over the term of the guarantee. If it becomes probable that the Partnership will have to perform under a guarantee, the Partnership will recognize an additional liability if the amount of the loss can be reasonably estimated.

Fair Value Measurement

Cash and cash equivalents and restricted cash – The fair value of the Partnership’s cash and cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.

Long-term debt – The fair values of the Partnership’s fixed-rate and variable-rate long-term debt are estimated using discounted cash flow analyses based on rates currently available for debt with similar terms and remaining maturities.

Advances to and from affiliates and joint venture – The fair value of the Partnership’s advances to and from affiliates and joint venture approximates their carrying amounts reported in the accompanying consolidated balance sheets due to the current nature of the balances.

Advances to and from joint venture partners – The fair value of the Partnership’s advances to and from its joint venture partner as at December 31, 2011 and 2010 is not determinable given the related party nature of the balance.

Interest rate swap agreements – The Partnership transacts all of its interest rate swap agreements through financial institutions that are investment-grade rated at the time of the transaction and requires no collateral from these institutions. The fair value of the Partnership’s interest rate swaps is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account the fixed interest rate in the interest rate swap, current interest rates and the current credit worthiness of either the Partnership or the swap counterparties depending on whether the swaps are in asset or liability position. The estimated amount is the present value of future cash flows.

Other derivative – The Partnership’s other derivative agreement is between Teekay Corporation and the Partnership and relates to hire payments under the time-charter contract for the Suezmax tanker Toledo Spirit (see Note 12g). The fair value of this derivative agreement is the estimated amount that the Partnership would receive or pay to terminate the agreement at the reporting date, based on the present value of the Partnership’s projection of future spot market tanker rates, which have been derived from current spot market tanker rates and long-term historical average rates.

The Partnership categorizes the fair value estimates by a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.	Observable inputs such as quoted prices in active markets;

Level 2.	Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3.	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.